SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 22, 2004

                     Community Bank Shares of Indiana, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Indiana                      0-25766                  35-1938254
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                101 West Spring Street, New Albany, Indiana 47150
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number including area code (812) 944-2224

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On June 22, 2004, Community Bank Shares, Inc. announced that Wayne Estopinal will join the board of directors of Community Bank Shares of Indiana, Inc. Mr. Estopinal has been a member of the Community Bank board of directors since 1996. Mr. Estopinal is the President of The Estopinal Group, an architectural, engineering and interior design firm headquartered in Jeffersonville, Indiana.


Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1 Press release dated June 28, 2004


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     COMMUNITY BANK SHARES OF INDIANA, INC.


Date:  June 28, 2004                       By:  /s/ James D. Rickard
                                                --------------------------------
                                                Name:  James D. Rickard
                                                Title: President and CEO


Date:  June 28, 2004                       By:  /s/ Paul A. Chrisco
                                                --------------------------------
                                                Name:  Paul A. Chrisco
                                                Title: Chief Financial Officer